TERMINATION OF LEASE AGREEMENT
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     The  undersigned  Lessor  and Lessee hereby confirm that they have mutually terminated the month-to-month lease pertaining to the premises located at 3085 West Directors Row, Salt Lake City, Utah.

     Said lease was terminated effective June 30, 2006 and possession thereof was returned to Lessor as of said date.


LESSOR:                                 LESSEE:

                                        Marshall  Distributing,  LLC
-----------------------------------     a  Utah  limited  liability  company
Terry  D.  Nielsen

                                        By:
                                           -------------------------------------
-----------------------------------
Laniel  S.  Nielsen                        Its:
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